UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 3, 2004

CT COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

NORTH CAROLINA

0-19179

56-1837282

(State or other

(Commission

(IRS Employer

jurisdiction

File Number)

 Identification No.)

of incorporation)

1000 PROGRESS PLACE NE

P.O. BOX 227

CONCORD, NORTH CAROLINA

28026-0227

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(704) 722-2500

Not Applicable

(Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.  Other Events

On September 3, 2004, CT Communications, Inc. announced its enhanced broadband product strategy as part of its newly announced $9 million broadband investment initiative to be rolled out in its ILEC territory by year-end 2005.  The new premium broadband option will offer speeds up to 10 megabits per second in selected areas (not 10 megabytes per second as previously stated in the press release attached to the Form 8-K filed on September 1, 2004).

ITEM 9.01.  Financial Statements and Exhibits

(c)

Exhibits.

99.1

Press Release dated September 3, 2004, announcing the Company’s enhanced broadband product strategy as part of its newly announced $9 million broadband investment initiative to be rolled out in its ILEC territory by year-end 2005.  The new premium broadband option will offer speeds up to 10 megabits per second in selected areas (not 10 megabytes per second as previously stated in the press release attached to the Form 8-K filed on September 1, 2004).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT COMMUNICATIONS, INC.

       (Registrant)

Date: September 3, 2004

By: /s/ Ronald A. Marino

Ronald A. Marino

Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.

Exhibit

99.1

Press Release dated September 3, 2004, announcing the Company’s enhanced broadband product strategy as part of its newly announced $9 million broadband investment initiative to be rolled out in its ILEC territory by year-end 2005.  The new premium broadband option will offer speeds up to 10 megabits per second in selected areas (not 10 megabytes per second as previously stated in the press release attached to the Form 8-K filed on September 1, 2004).

.

Exhibit 99.1

CT COMMUNICATIONS PRESS RELEASE

FOR IMMEDIATE RELEASE

DATE:

9/3/04

CONTACT:

Emily Powell

Luquire George Andrews
Work: (704) 552-6565
E-mail: powell@lgapr.com

CT Communications Announces Product Strategy
Behind New Broadband Initiative
New Product Rollout Begins in 2004

CONCORD, N.C., September 3, 2004 – CT Communications, Inc. (CTC, Nasdaq: CTCI) announced its enhanced broadband product strategy today as part of its newly announced $9 million broadband investment initiative to be rolled out in its ILEC territory by year-end 2005.

The new product strategy will create additional choices to address the growing demands of broadband customers.  CTC will continue to offer an entry-level broadband product as an excellent value for those who appreciate the convenience and functionality of DSL service, but don’t require the highest speeds.  The next level of DSL service will upgrade the company’s current product offering to deliver speeds up to 3 megabits per second (Mbps). Finally, a premium broadband service option will be introduced, offering speeds in the 6 to 10 Mbps range, well beyond the current capabilities of competing broadband providers.

By the end of 2005, the new product set will be generally available throughout the current CTC QuickClick DSL service area, with more than half of the rollout scheduled for completion during 2004.  Business customers will also have access to enhanced product offerings as a result of this broadband investment initiative.

“This rollout will allow us to maintain a leadership position in the marketplace for broadband services,” said Matthew J. Dowd, Senior Vice President of Business Operations for CTC.  “As advancements in technology and content options converge with changing consumer and business demands, the broadband relationship with customers becomes the central focus of our growth strategy.”

The company will release new product pricing information in the coming months, as part of an integrated communications plan, introducing the new broadband service options to customers.

About CTC

CT Communications, Inc. is headquartered in Concord, N.C. and is a growing provider of integrated telecommunications and related services to residential and business customers located primarily in North Carolina.  CT Communications, Inc. offers a comprehensive package of telecommunications and related services, including local and long distance telephone service, Internet and data services and digital wireless services.